SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential  for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified in Its Charter)


                    -----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

         1.  Title of each class of securities to which transaction applies:

         2.  Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.  Proposed maximum aggregate value of transaction:

         5.  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.  Amount Previously Paid:

         2.  Form, Schedule or Registration Statement No.:

         3.  Filing Party:

         4.  Date Filed.

                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 19, 1999


To the Stockholders of Environmental Products & Technologies Corporation:

         Notice is hereby given that the Annual Meeting of the Stockholders of Environmental Products & Technologies Corporation ("EPTC") will be held at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California 91301 (818/707-1220), on Monday, April 19, 1999, at 3:00pm Pacific Time, for the purposes discussed in the following pages and which are made part of this
Notice:

         1. To elect three directors to serve for one year each, until the next Annual Meeting of Stockholders and until his or her successor is elected and shall qualify;

         2.  To approve EPTC's 1999 Stock Incentive Plan;

         3.  To approve EPTC's 1999 Incentive Compensation Plan;

         4.  To approve EPTC's 1999 Non-employee Director Restricted Stock Plan;

         5. To approve the Board of Directors' selection of Clumeck, Stern, Phillips & Schenkelberg as EPTC's independent public accountants for its fiscal year ending September 30, 1999; and

         6. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

         EPTC's Board of Directors has fixed the close of business on March 20, 1999, as the record date for the determination of stockholders having the right to receive notice of, and to vote at, the Annual Meeting of Stockholders and any adjournment thereof. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during ordinary business hours at the offices of EPTC at 5380 N. Sterling Center Drive, Westlake Village, California 91361, during the ten days prior to the Meeting.

         You are requested to date, sign, and return the enclosed Proxy, which is solicited by the Board of Directors of EPTC and will be voted as indicated in the accompanying Proxy Statement and Proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the Meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, appropriate postage must be affixed. Your proxy is revocable at any time before the Annual Meeting.

By Order of the Board of Directors,



Marvin Mears
Chairman

Westlake Village, California
March 20, 1999


                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION
                          5380 N. STERLING CENTER DRIVE
                     WESTLAKE VILLAGE, CALIFORNIA 91361-4612
                                  818/865-2205

                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION
                          5380 N. STERLING CENTER DRIVE
                     WESTLAKE VILLAGE, CALIFORNIA 91361-4612
                                  818/865-2205

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

Solicitation, Exercise and Revocability of Proxy

The enclosed proxy is solicited by the Board of Directors of EPTC for use in voting at the Annual Meeting of Stockholders to be held at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California 91301 (818/707-1220), on Monday, April 19, 1999, at 3:00pm Pacific Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder completing the proxy. If no specific instructions are given, the shares will be voted FOR (i) the election of the nominees for directors set forth herein; (ii) approval of the 1999 Stock Incentive Plan; (iii) approval of the 1999 Incentive Compensation Plan; (iv) approval of the 1999 Non-employee Director Restricted Stock Plan; (v) ratification of the selection of Clumeck, Stern, Phillips & Schenkelberg as the independent auditors of EPTC; and (vi) to consider and act upon any other matters that properly may come before the meeting or any adjournment thereof. A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to EPTC's Secretary prior to the Annual Meeting or by giving a later-dated proxy.

The presence at the meeting, in person or by proxy, of stockholders holding in the aggregate a majority of the outstanding shares of EPTC's Common Stock entitled to vote shall constitute a quorum for the transaction of business. EPTC does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the stockholders attending the meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any question presented for consideration and stockholder action at the meeting, other than the election of directors, shall decide the question. Abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by stockholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by EPTC.

Cost of Solicitation

The cost of soliciting proxies will be borne by EPTC.

Voting/

The close of business on March 20, 1999, has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were ______________ shares of EPTC's common stock outstanding and entitled to vote. For a description of the principal stockholders of EPTC, see "Directors and Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" below.

This Proxy Statement and the enclosed Proxy are being furnished to stockholders on or about March 23, 1999. EPTC's principal executive offices are located at:
5380 N. Sterling Center Drive, Westlake Village, California 91361-4612, and its telephone number at those offices is: (818) 865-2205.

Company Stock Price Performance

The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchanged Act of 1934, as amended, except to the extent that EPTC specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The graph below compares the cumulative total stockholder return on the Common Stock of EPTC from the last day of the first month of trading of EPTC's Common Stock upon EPTC's initial public offering (June 30, 1997) to January 31, 1999 with the cumulative total return on the Nasdaq Stock Market, US and Foreign Market Index and the Computer and Data Processing Index (assuming the investment of $100 in EPTC's Common Stock and in each of the indexes on June 30, 1997, and reinvestment of all dividends).

                                 [GRAPH OMITTED]

The above graph was plotted using the following data:

                                                                                                              Fidelity Select
            Environmental Products & Technologies Corporation        Wilshire Small Cap Index             Environmental Services
            -------------------------------------------------        ------------------------             ----------------------
                  Market Price           Invested Value           Market Price    Invested Value       Market Price   Invested Value
                  ------------           --------------           ------------    --------------       ------------   --------------
 9/30/97           $2.5000                  $100.00                   635            $100.00              $16.60         $100.00
12/31/97            2.4375                    97.50                   595              93.70               17.25          103.92
 3/31/98           10.0625                   402.50                   675             106.30               16.20           97.59
 6/30/98            7.5625                   302.50                   645             101.57               13.05           78.61
 9/30/98            5.5000                   220.00                   490              77.16               13.75           82.83
12/31/98            3.2500                   130.00                   580              91.34               12.80           77.11
 2/26/99            7.2500                   290.00                   572              90.08               12.60           75.90

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

EPTC's Bylaws provide that the number of Directors shall be determined from time to time by the stockholders or the Board of Directors, but that there shall be no less than one. Presently EPTC's Board of Directors consists of one member. We now have three nominees proposed as directors, the existing director and two unaffiliated director nominees. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the Director resigns, is removed, or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a Director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees for Director will be unwilling or unable to serve if elected.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR

Directors and Executive Officers

         The nominees for Director to be voted upon at the Annual Meeting are Marvin Mears, Charles Vance, and Gerald Nordstrom. Biographical and other relevant information about each nominee is included below.

         R. Marvin Mears has been the President, Chief Executive Officer and a director of EPTC since December 1994. From March 1993 to November 1994, Mr. Mears was President of Combined Assets, Inc., a privately-held consulting company. From January 1991 to February 1993, Mears was the President of Corporate Capital Resources, Inc. and prior thereto, from November 1986 to January 1991, Mears was the Vice President - Corporate Development and a member of the Valuation Committee of Corporate Capital Resources, Inc., a publicly-traded venture capital company that specialized in early-stage and start-up companies. Mr. Mears also currently serves on the Board of Directors of Chatsworth Products Inc., a privately-held company engaged in manufacturing hardware for computer networks, and Robert T. Dorris and Associates, a privately-held company that provides employee assistance programs to large corporations.

         Charles M. Vance, Ph.D., has focused his teaching, consulting, and research within organizations in the United States and abroad on training and management development, organization change and development, strategic management, and human resource management. His past and current clients include several profit and non-profit organizations, large and small, including Hughes Space & Communications Corp., Texaco, Mattel, Arthur Andersen & Co., Los Angeles Times, Los Angeles Archdiocese, U.S. Department of Labor, Air Louvers & Samson Industries, American Management Association, Syracuse Savings Bank, Mead Corporation, ARCO, Dermalogica, Borg-Warner Corporation, University of Southern California, the Catholic University of Uruguay, Communications Engineering Limited of Hong Kong, and the Academy for International Education of Bonn, Germany. Vance has delivered numerous presentations at academic and practitioner association meetings, and has published widely in such journals as Journal of Management Education, Training and Development Journal, Journal of Business Ethics, Journal of Management Development, Advances in Competitiveness Research, Management International Review, and Human Relations. His book, Mastering Management Education, was published in 1993 by Sage Publications. He is presently a section editor for the Journal of Management Inquiry. Vance has been affiliated with several colleges and universities, including Harvard, University of Southern California, Syracuse University, Pepperdine University, California School for Professional Psychology, and Ithaca College. His present undergraduate, MBA, and executive education responsibilities as Professor of Management at Loyola Marymount University in Los Angeles cover strategic human resource management, performance management, international management, and organizational training and development.

         Gerald G. Nordstrom, has nearly 40 years in agribusiness, from farm management to food production, and in four companies as an owner or principal. Since 1983, he has been President and CEO of Actagro, Inc., a specialty fertilizer company with operations in six states, taking the company from the ground floor to a 7.5 million dollar a year operation. For Actagro, he directed sales, operations, marketing and credit activities. He created and developed trademarks and co-developed patented plant nutrition technology that achieved worldwide recognition. He performed scientific research, analysis, and product creation. Prior to Actagro, Nordstrom managed a 3,000-acre row crop farm, with 100 employees, turning it into a profitable farming operation, managing all land, financial, and technical operations. Earlier, Nordstrom spent 12 years in several positions for the Spreckels Sugar Division of Amstar Corporation, in strategic partnering relations; salary and benefits administration; raw product budget; contract acreage and technical assistance in sugarbeet supply, and participated in the corporate executive development program. Nordstrom is a graduate of University of California, Berkeley, in Business Management and Agricultural Economics. Subsequent education included Agricultural Financial Management at University of California, and Management Development Program at Golden Gate University. Nordstrom's numerous affiliations include fertilizer associations, sugarbeet associations, and general agribusiness.

Board of Directors Meetings, Committees and Compensation

         All Directors hold office until the next annual meeting of the stockholders of EPTC and until their successors have been elected and qualified. There have been five meetings in the past fiscal year. The officers of EPTC are elected annually and serve at the pleasure of the Board of Directors. No executive officer or director of EPTC has a family relationship with any other executive officer or director of EPTC.

         The Director was not compensated for his services as Director during the year ended September 30, 1998, although EPTC's policy is to reimburse Directors for their out-of-pocket expenses incurred in connection with their services as Directors.

Employment and Consulting Agreements and Other Compensation Agreements

         During the fiscal years ended September 30, 1998, September 30, 1997, and September 30, 1996, the total compensation paid to EPTC's Chief Executive Officer, Marvin Mears, was zero. No options or warrants or similar rights to acquire securities of EPTC were granted to executive officers or the director of EPTC during the year and no options, warrants, or similar rights to acquire securities of EPTC were held by such persons at the September 30, 1998 date. No executive officer of EPTC received annual compensation of $100,000 or more during the fiscal year ended September 30, 1998.

         EPTC entered into a four-year employment agreement with Marvin Mears, effective as of April 15, 1998 (the "Mears Employment Agreement"). The Mears Employment Agreement provides, among other things, that EPTC shall pay and/or provide to Mr. Mears: (i) a fixed annual salary of $96,000 in year one, $120,000 in year two, $144,000 in year three, and $168,000 in year four, payable in each case in equal bi-monthly installments; (ii) all fringe benefits which EPTC or any subsidiary may make available from time-to-time for persons with comparable positions and responsibilities; (iii) medical group insurance coverage or equivalent coverage for Mr. Mears and his dependents, which coverage shall commence on December 31, 1998 and continue throughout the term of employment;
(iv) reimbursement for reasonable and necessary business expenses incurred by Mr. Mears in the course of his duties as Chief Executive Officer of EPTC; and
(v) $750.00 per month as an automobile allowance. EPTC may terminate Mr. Mears' employment "for cause" provided EPTC provides Mr. Mears with 30 days notice and an opportunity to cure any alleged breach or violation of the agreement. Further, Mr. Mears may be terminated if he commits gross negligence in the performance of his duties under the agreement or breaches his fiduciary duties to EPTC. If Mr. Mears is disabled to a degree that he is unable to fulfill his duties, then EPTC will pay his full salary for the first 12 months of his disability, 75% of salary for the second 12 months, and 50% of salary for the next 24 months; provided, however, that any such disability payment will cease on April 14, 2002, regardless of when any such disability commenced. If Mr. Mears is terminated without cause upon a change of control, all of the Mr. Mears' converted stock options will immediately vest, and Mr. Mears will also be entitled to receive $250,000 and an amount of money sufficient to allow him to exercise all unexercised options and to pay any taxes due therefor.

         Pursuant to a letter agreement (the "SPC Agreement") dated January 22, 1998, EPTC retained the services of Strategic Planning Consultants, Inc. ("SPC") pursuant to which SPC has agreed to provide EPTC with general business consulting services, including without limitation, strategic planning and analyzing EPTC's capital structure. The SPC Agreement is for a period of 360 days from January 22, 1998. In consideration for entering into the SPC Agreement, EPTC agreed to provide to the principals of SPC warrants to purchase 300,000 shares of EPTC's Common Stock at an exercise price of $2.00 per share, the underlying shares of which are being registered under the Registration

Statement of EPTC. In addition, EPTC has agreed to pay SPC $3,000 per month for a period of 24 months and to reimburse SPC for pre-approved expenses. SPC's services include consulting to management on strategic planning, acquisitions, corporate structure, and management compensation.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of EPTC's Common Stock as of February 26, 1999 by each director and executive officer of EPTC, each person known to EPTC to be the beneficial owner of more than 5% of the outstanding Common Stock, and all directors and executive officers of EPTC as a group.

         Name and                                Shares of Common Stock                         Percentage
         Address of Owner1                          Beneficially Owner2                           of Class
         -----------------                          -------------------                           --------
         Marvin Mears                                         3,688,412                              43.05
         Morris L. Lerner                                       582,000                               6.56
         Joel G. Wadman                                          50,000                               0.58

         All Executive Officers and
         Directors as a Group (2 persons)                     4,270,412                              49.61

Certain Transactions

         EPTC has an employment agreement with Marvin Mears. See "Employment and Consulting Agreements and Other Compensation Agreements."

         On November 13, 1997, Morris Lerner, formerly a director and secretary of EPTC, borrowed $12,115.88 from EPTC (the "Lerner Note"). The Lerner Note bears interest at the rate of 9% per annum and matures on November 12, 1999.

         On November 1, 1995, a company controlled by Marvin Mears, the Chief Executive Officer, President, and a director of EPTC, issued a note to EPTC in the original principal amount of $35,000 (the "Mears Note"). The Mears Note bears interest at the rate of 9% per annum and matures on November 1, 1998. Interest has not been paid on the Mears Note and, as of September 30, 1997, accrued interest on the Mears Note totaled $4,329. The Mears Note was repaid and on July 29, 1998, Mr. Mears borrowed $32,797.66 from EPTC which, when netted against accounts owing to Mr. Mears left a note receivable from Mr. Mears of $19,515. This note matures on July 29, 2001, and bears interest at 9% per annum.

         In August 1996, in satisfaction for acquiring odor control application technology from Ronald Knudsen, formerly a Manager of Product Development of EPTC, EPTC issued to Mr. Knudsen a promisory note in the original principal amount of $125,000 (the "Knudsen Note"). The Knudsen Note bears interest at the rate of 12% per annum and matures on August 1, 1998. The Knudsen Note contains an acceleration clause that requires full principal and interest payments within ten business days of the completion of a secondary offering to the public of at least $3,000,000. The Knudsen Note has been repaid in full resulting in an extraordinary gain on the extinguishment of debt.

         In  September   1998,   EPTC  loaned  $135,000  to  SPC.  The  loan  is
collateralized by marketable securities. Interest accrues at 12% per year. Principal and interest are due by February 17, 1999.

         An officer of SPC is a stockholder of EPTC. SPC rendered consulting services to EPTC in the amount of $84,186 for 1998.

--------

1 The address of each such person is 5380 N. Sterling Center Drive, Westlake Village, California 91361-4612.

2 Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from the date hereof, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Percentage ownership is based on 8,567,146 shares of Common Stock outstanding as of February 26, 1999.

         In May 1998, a stockholder of Lifeline Enterprises became an employee of EPTC. Cash payments to Lifeline for research and development for 1998 amounted to $168,211. In December 1997, $131,250 was charged to research and development for the fair market value of 100,000 shares of EPTC stock to Lifeline. In addition, EPTC has committed to the issuance of an additional 370,000 shares of EPTC stock to Lifeline.



                                   PROPOSAL 2
                    APPROVAL OF EPTC'S 1999 STOCK OPTION PLAN

The second item to be acted upon at the Annual Meeting is a proposal to approve the Environmental Products & Technologies Corporation 1999 Stock Incentive Plan (the "1999 SIP"), a copy of which is included as Appendix A to this Proxy Statement.

REASONS FOR SEEKING APPROVAL

Since 1996, the Company has had in place a Stock Option Plan (the "1996 Plan") pursuant to which it could grant options to purchase Company stock to Company employees. While the Company intends to continue to grant options to employees consistent with past practice under the existing plan, the Board of Directors believes it is appropriate, in the context of a company in the research and development phase, to provide similar compensation to key non-employee consultants to the Company. In addition, the ability to provide other forms of stock-based compensation, such as restricted stock and stock appreciation rights, may be necessary to assure that compensation provided to the Company's employees and consultants is competitive with that paid by other members of the industry to their employees and consultants. The 1999 SIP provides both of these alternatives, neither of which were contemplated under the 1996 Plan. In order to qualify certain stock options granted to employees and Incentive Stock Options (see "ISOs" below), and in order to assure that the Company can deduct amounts paid to certain employees under the 1999 SIP (see "$1,000,000 DEDUCTION LIMIT" below), it is necessary to include specific provisions in the 1999 SIP and to obtain shareholder approval thereof.

SUMMARY DESCRIPTION OF THE SIP

The 1999 SIP authorizes the grant of a wide variety of awards, including incentive stock options ("ISOs"), non-qualified stock options ("NQSOs"), stock appreciation rights ("SARs"), limited stock appreciation rights ("Limited Rights"), Restricted Stock, and Other Stock Interests. ISOs and NQSOs are both stock options, allowing the recipient to purchase a fixed number of shares of Common Stock for a fixed price; ISOs enable the recipient to enjoy a special tax treatment upon exercise which is not available to holders of NQSOs. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the base price of the SAR and the market price of the Company's Common Stock on the exercise date. Limited Rights are a special kind of cash-only SARs which are exercisable only for a limited time after the occurrence of certain takeover events relating to the Company. Restricted Stock is Common Stock which is issued subject to transfer restrictions and possible forfeiture events. Other Stock Interests include any other compensatory arrangement devised by the SIP's administrative committee which involves Common Stock.

Because the Company is in the research and development phase and in the process of hiring and contracting with employees and consultants, it is not current possible to determine the number of individuals which may be eligible to receive awards under the 1999 SIP. Non-employee directors are ineligible for awards.

The 1999 SIP is administered by the Board's Compensation Committee (the "Committee"), which consists entirely of directors who are not employees of the Company. Within the limits of the Plan, the Committee determines when and to whom awards are granted, the types of award granted, the number of shares subject to each award, the award's exercise or base price (as applicable) and duration, when awards become exercisable, non-forfeitable, or otherwise vested, and other terms and conditions which the Committee deems appropriate.

The 1999 SIP authorizes the issuance of 720,000 shares of the Company's Common Stock pursuant to awards. In addition, no more than 50,000 shares per calendar year may underlie awards granted to any one person. Appropriate adjustments in these share limits and in the terms of outstanding awards are required for stock splits and similar events. The authority to make new grants of awards under the SIP will expire on April 20, 2009.

The option price of options and the base price of SARs and Limited Rights generally cannot be less than 100% of the market value of the Company's Common Stock on the grant date. Optionees may pay the option price in cash or with the Company's Common Stock, including (if permitted by the Committee) shares otherwise issuable in connection with the exercise. The Company may loan the option price to optionees (to the extent allowed by law). The Committee has authority to permit withholding taxes related to exercises or vesting to be paid with Common Stock. The Committee may accelerate vesting of awards at any time in its discretion. The 1999 SIP provides for automatic vesting of awards upon death or disability of a recipient, or upon the occurrence of certain takeover events relating to the Company. Automatic vesting also occurs upon retirement of the recipient, except for Restricted Stock and Other Stock Interests. In the Committee's discretion, award agreements may provide that awards are forfeited if the recipient takes any action prohibited by the award agreement, or if certain events occur or fail to occur.

The 1999 SIP may be amended by the Board of Directors at any time. Certain amendments which increase the number of authorized shares, increase the maximum number of shares which may be awarded to any person in any calendar year, change the class of eligible employees, or withdraw the authority of the Committee to administer the 1999 SIP, must be approved by the Company's shareholders.

PURPOSES OF THE 1999 SIP

The Board of Directors believes that the Company's long-term success is dependent upon its ability to attract and retain outstanding individuals and to motivate them to exert their best efforts on behalf of the Company's interests, and that stock awards are an important part of the Company's incentive compensation of its key employees and consultants. Stock based awards align employees' and consultants' interests directly with those of the shareholders, since the value of the awards is directly linked to the market price of the Company's stock.

FEDERAL INCOME TAX CONSEQUENCES

ISOs

An optionee does not realize taxable income, and the Company is not entitled to a deduction, on the grant or exercise of an ISO.

If an optionee holds the shares acquired ("ISO Shares") for at least one year from the exercise date and two years from the grant date (the "Required Holding Periods"), the optionee's gain or loss upon a sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the optionee's basis in the ISO Shares. The Company will not be entitled to a deduction.

If an optionee disposes of the ISO Shares without satisfying the Required Holding Periods, the "disqualifying disposition" will give rise to ordinary income on that date equal to the excess of the fair market value of the ISO Shares on the exercise date (or generally, the sale price if less) over the option price. The Company will ordinarily be entitled to a deduction at the same time equal to the amount of the ordinary income resulting from a disqualifying disposition.

An optionee does recognize income for alternative minimum tax ("AMT") purposes upon exercise of an ISO, unless there is a disqualifying disposition in the year of exercise. The amount of income is the amount by which the fair market value of the shares received exceeds the option price. AMT gain or loss is equal to the excess of the amount realized over the AMT basis, which will include the AMT income on exercise. For the Company's AMT purposes, ISO grant, exercise and sale are treated in the same manner as for regular income tax purposes.

NQSOs, SARs, AND LIMITED RIGHTS

An optionee does not realize taxable income on the grant of an NQSO or SAR, but does realize ordinary income on the exercise date. The amount of income in the case of any NQSO exercise is the amount by which the fair market value the shares received exceeds the option price. The amount of income in the case of an SAR exercise is the amount of cash received plus the fair market value of any shares received.

The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income realized by the optionee from the exercise of NQSOs or SARs.

The discussion with respect to SARs above also applies to Limited Rights.

RESTRICTED STOCK

A recipient of Restricted Stock generally does not recognize income, and the Company generally is not entitled to a deduction, at the time of grant. Instead, the recipient recognizes compensation income, and the Company is entitled to a deduction, on the date on which vesting occurs ("Vesting Date"). The Recipient's holding period will begin on the Vesting Date. The amount of income recognized and the amount of the Company's deduction will equal the fair market value of the vested Restricted Stock on the Vesting Date.

Any dividends on the Restricted Stock paid to the recipient prior to the Vesting Date will be includible in the recipient's income as compensation and deductible as such by the Company.

A recipient may, in some circumstances, elect to accelerate the time of inclusion in income to the grant date rather than waiting until the Vesting Date. If the election is made, the recipient recognizes compensation income at the time of grant in the amount of the fair market value of an equal number of unrestricted shares of Common Stock; the Company is entitled to a deduction in the same amount at the same time.

PARACHUTE PAYMENTS

Options, SARs, Limited Rights and Restricted Stock provide for accelerated exercisability and vesting upon a change in ownership or control of the Company, which may cause certain amounts to be characterized as parachute payments. An employee generally is deemed to have received a "parachute payment" in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee's base amount, which is generally the employee's average annual compensation for the five preceding years. An employee's "excess parachute payment" is the excess of the employee's total parachute payments over such base amount. An employee will be subject to a 20% excise tax on, and the Company will be denied a deduction for, any excess parachute payment.

$1,000,000 DEDUCTION LIMIT

The Company is not allowed a deduction for compensation paid to certain executive officers ("Covered Employees") in excess of $1,000,000 each in any taxable year, except to the extent such excess constitutes performance-based compensation. Compensation from the Company's stock options will constitute performance-based compensation if the 1999 SIP is approved by the Company's shareholders.

Compensation from Restricted Stock may not be performance-based and, therefore, will not be deductible by the Company to the extent total non-performance-based compensation paid to a Covered Employee in any year exceeds $1,000,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 2.

                                   PROPOSAL 3
               APPROVAL OF EPTC'S 1999 INCENTIVE COMPENSATION PLAN

The third item to be acted upon at the Annual Meeting is a proposal to approve the Environmental Products & Technologies Corporation 1999 Incentive Compensation Plan (the "Bonus Plan"), a copy of which is included as Appendix B to this Proxy Statement.

REASONS FOR SEEKING APPROVAL AND PURPOSES OF THE BONUS PLAN

The Company desires to pay cash bonuses to key employees and consultants who contribute significantly to its financial success, including the executive officers named in the proxy statement's Summary Compensation Table for that year ("Covered Employees"). Such bonuses may be awarded for each year by the Board's Compensation Committee based upon its assessment at the end of that year of several factors, including overall Company performance for the year, individual performance, the compensation practices of competitors, and the relationship of total executive compensation to certain target levels. The purpose of the Bonus Plan is to provide a framework for the granting of cash bonuses to top executives. The adoption of a written plan at this time and the inclusion in the Bonus Plan of certain provisions are intended to ensure that all bonuses paid to Covered Employees under the Plan qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code, thereby ensuring that the Company will not be prevented from deducting bonuses payable under the Bonus Plan.

SUMMARY DESCRIPTION OF THE BONUS PLAN

The following is a description of the major provisions of the Bonus Plan:

Administration by Committee. The Bonus Plan must be administered by a committee comprised solely of two or more outside directors of the Company. (The committee is referred to herein as the "Committee.") The Compensation Committee is presently serving as the Committee for the Bonus Plan.

Bonus and Award Programs. The Bonus Plan authorizes the Committee to establish programs ("Bonus Programs") which allow payment of cash bonuses ("Bonuses") to Participants based on pre-established minimum performance goal(s) for designated Performance Periods (as defined in the Bonus Plan).

Eligibility and Participation. All key employees of and consultants to the Company and of its affiliates ("Eligible Individuals") are eligible to participate in the Bonus Plan. Because the Company is in the research and development phase and in the process of hiring and contracting with employees and consultants, it is not currently possible to determine the number of individuals which may be eligible to receive awards under the Bonus Plan. For each Bonus Program, the Committee will designate as Participants in the Program one or more Eligible Individuals; the Committee will also designate those Participants who are or may become Covered Employees for the applicable Performance Period.

Performance Periods. Each Bonus program will apply with respect to a designated Performance Period, which will be a fiscal year of the Company or such shorter period as the Committee may determine. Each Bonus Program must be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under Section 162(m) of the Code.

Performance Criteria and Goals. The Committee will establish one or more objective, pre-established minimum performance goals (which may be Company-wide or specific to an affiliate, division, product and/or geographic area) for each Bonus Program. Minimum performance goals must be based on one or more of the following criteria: sales, earnings, earnings per share, return on equity, return on assets, cash flow, market share, stock price, costs and productivity. No Covered Employee will receive any Bonus if the relevant minimum performance goal is not met.

Amounts of Bonuses. For each Bonus Program, the Committee must establish one or more formulas or standards for determining the amounts of Bonuses which may be paid to Participants. The Bonus paid to any Covered Employee for any year cannot exceed $750,000. The Committee has the discretion to establish the amount of any Bonus payable to any Participant other than a Covered Employee. The Committee may only reduce and may not increase the amounts payable to Covered Employees below the formula or standard amount to reflect individual performance and/or unanticipated factors (in either case, "Committee Discretion").

Amendment and Termination. The Board may amend the Bonus Plan from time to time. However, no amendments may be made to the Bonus Plan which would change the class of employees eligible to receive Bonuses, the performance criteria upon which minimum performance goals may be based, or the maximum amount of Bonuses which may be paid to a Covered Employee in a year, without shareholder approval. The Committee may amend the Bonus Plan in any way if the Committee determines that such amendment may be made without shareholder approval and without jeopardizing qualification of Bonuses to Covered Employees as performance-based compensation under Section 162(m) of the Code.

Acceleration Events. Upon a Change in Control of the Company (as defined in the Bonus Plan), all Bonuses would become immediately payable in cash, with any uncompleted Performance Period deemed ended and appropriate adjustments made to minimum performance goals and formulas to reflect the shortening of such Performance Period. The Committee would not be permitted to exercise Committee Discretion to reduce the amounts of Bonuses payable to any Participant and could make no amendments adverse to any Participant without that Participant's consent.

Federal Income Tax Consequences. Each Participant in the Bonus Plan will realize ordinary income equal to the amount of any Bonuses received in the year of payment, and, with the possible exception of Bonuses paid upon a Change in Control, the Company will receive a deduction for the amount constituting ordinary income to all Participants in the Bonus Plan.

ESTIMATE OF BENEFITS

The amounts that will be awarded to Participants under the Bonus Plan are not currently determinable.

VOTE REQUIRED

The affirmative vote of a majority of the shares of common stock that are actually voted (and have the power to vote) at the annual meeting is required for approval of the Bonus Plan, as described in this proxy statement. The Board recommends a vote FOR item 3.

                                   PROPOSAL 4
       APPROVAL OF EPTC'S 1999 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

The fourth item to be acted upon at the Annual Meeting is a proposal to approve the Environmental Products & Technologies Corporation 1999 Non-Employee Director Restricted Stock Plan (the "1999 DRSP"), a copy of which is included as Appendix C to this Proxy Statement.

REASONS FOR SEEKING APPROVAL

The Board of Directors has adopted, subject to approval of the Company's shareholders, the 1999 DRSP. The purpose of the 1999 DRSP is to further align the interests of Directors and shareholders in enhancing the value of the Company. The 1999 DRSP is also expected to assist in attracting and retaining qualified individuals to serve as Directors. The 1999 DRSP permits the grant of Restricted Stock to non-employee Directors first elected to the Board on or after April 20, 1999.

SUMMARY DESCRIPTION OF THE 1999 DRSP

The 1999 DRSP authorizes the grant of up to eighty thousand shares of Restricted Stock to non-employee Directors of the Company. Restricted Stock is common stock of the Company which is issued subject to transfer restrictions and possible forfeiture events.

Each individual who is first elected or appointed as a Director on or after the effective date of the 1999 DRSP may receive shares of Restricted Stock upon such individual's election or appointment as a Director of the Company. Shares of Restricted Stock awarded to Directors are non-transferrable and forfeitable until such shares vest. Vesting occurs upon the earliest of (1) five years after the date of the award, (2) a Change of Control, as defined in the 1999 DRSP, or
(3) the death or permanent disability of the Director. Directors shall receive any dividends attributable to Restricted Stock prior to vesting.

The 1999 DRSP is administered by the Chairman of the Board of Directors, who is not eligible to receive grants of Restricted Stock under the 1999 DRSP. The Board may amend or terminate the 1999 DRSP from time to time. However, no such action may affect a non-employee Director's rights in awards without the Director's consent. Without approval of shareholders, no such action shall increase the aggregate number of shares available under the plan, or cause any change in the application of Rule 16b-3 to the 1999 DRSP.

FEDERAL INCOME TAX CONSEQUENCES

A Director who receives shares of Restricted Stock generally does not recognize income, and the Company generally is not entitled to a deduction, at the time of grant. Instead, the Director recognizes compensation income, and the Company is entitled to a deduction, on the vesting date. The Director's holding period will begin on the vesting date. The amount of income recognized and the amount of the Company's deduction will equal the fair market value of the vested Restricted Stock on the vesting date.

Any dividends on the Restricted Stock paid to the Director prior to the vesting date will be includible in the Director's income as compensation and deductible as such by the Company.

A Director may, in some circumstances, elect to accelerate the time of inclusion and income to the grant date rather than waiting until the vesting date. If the election is made the Director recognizes compensation income at the time of grant in the amount of the fair market value of an equal number of unrestricted shares of Company stock; the Company is entitled to a deduction in the same amount at the same time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 4.

                                   PROPOSAL 5
                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of EPTC has selected Clumeck, Stern, Phillips & Schenkelberg, as the independent public accountant to audit the financial statements of EPTC and its subsidiaries for the fiscal year ending September 30, 1999.

         At the Annual Meeting, stockholders will be asked to ratify the selection by the Board of Directors of Clumeck, Stern, Phillips & Schenkelberg as EPTC's independent accountant.

         Approval of Proposal 5 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.

                    THE BOARD RECOMMENDS STOCKHOLDER APPROVAL
                          OF THE SELECTION OF AUDITORS

         Representatives of Clumeck, Stern, Phillips & Schenkelberg are expected to attend the 1999 Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from stockholders.

 Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires EPTC's officers and directors, and persons who beneficially own more than ten percent of a registered class of EPTC's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater-than-ten-percent stockholders are required by regulation of the Securities and Exchange Commission to furnish EPTC with copies of all
Section 16(a) forms which they file.

         Based solely upon a review of the forms and amendments thereto furnished to EPTC under Rule 16a-3(e) during the fiscal year ended September 30, 1998, and with respect to such year, as well as certain representations of the officers and directors specified by such rule, EPTC believes that all reports required to be filed pursuant to Section 16(a) were filed.



                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of EPTC does not intend to present and has not been informed that any other person intends to present a matter for action at the 1999 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

         The accompanying proxy is being solicited on behalf of the Board of Directors of EPTC. In addition to the solicitation of proxies by mail, certain of the officers and employees of EPTC, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by EPTC to solicit proxies by means of telephone, facsimile, or telegram, although no such third party has been engaged by EPTC as of the date hereof. EPTC will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by EPTC.



                                  ANNUAL REPORT

         Copies of EPTC's Annual Report on Form 10-KSB (including financial statements and financial statement schedules) for fiscal year ending September 30, 1998, and Form 10-QSB for Quarter ended December 31, 1998, filed with the Securities and Exchange Commission, are included with the proxy.

                              STOCKHOLDER PROPOSALS

         EPTC must receive any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2000 Annual Meeting of Stockholders by September 27, 1999. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). EPTC suggests that any such request be submitted by certified mail - return receipt requested. The Board of Directors will review any proposal received by September 27, 1999, and determine whether it is a proper proposal to present to the 2000 Annual Meeting. If EPTC elects to move the date of the 2000 Annual Meeting more than 30 days from the date of the 1999 Annual Meeting, such proposals must be received by a reasonable time prior to such meeting.

         The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date, and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                                        By Order of the Board of Directors,



                                        Marvin Mears, Chairman

                                      PROXY

                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marvin Mears as Proxy, with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all shares of Common Stock of EPTC held of record by the undersigned as March 20, 1999, at the Annual Meeting of Stockholders to be held at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California 91301 (818/707-1220), on Monday, April 19, 1999, at 3:00pm Pacific Time, or at any postponement or adjournment thereof.

1.       Election of Directors:

                 FOR              WITHHOLD AS TO ALL             FOR ALL EXCEPT
                 |_|                      |_|                          |_|

INSTRUCTIONS: IF YOU CHECK THE "FOR ALL EXCEPT" CIRCLE ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE
                THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW.

             Marvin Mears            Charles Vance              Gerald Nordstrom

2.    To adopt EPTC's 1999 Stock Incentive Plan:

                 FOR                   AGAINST                      ABSTAIN
                 |_|                     |_|                          |_|

3.    To adopt EPTC's 1999 Incentive Compensation Plan:

                 FOR                   AGAINST                      ABSTAIN
                 |_|                     |_|                          |_|

4.    To adopt EPTC's 1999 Non-employee Director Restricted Stock Plan:

                 FOR                   AGAINST                      ABSTAIN
                 |_|                     |_|                          |_|

5. To approve and ratify the selection of Clumeck, Stern, Phillips & Schenkelberg as EPTC's independent public accountant:

                 FOR                   AGAINST                      ABSTAIN
                 |_|                     |_|                          |_|

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5.

DATE:
     --------------------      -------------------------------------------------
                               Signature


                               -------------------------------------------------
                               Signature of co-tenant holder, if any


PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED PERSON. PLEASE DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                       Exhibit A


                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

                            1999 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE

              The purpose of the Plan is to attract, retain, motivate and reward employees of and consultants to the Company and its subsidiaries and affiliates with stock-related compensation arrangements.

SECTION 2. MAXIMUM NUMBER OF SHARES.

              (a) The maximum number of shares of Stock which may be issued pursuant to Awards under the Plan, and the maximum number of shares for which ISOs may be granted under the Plan, shall be 720,000 shares, subject to adjustment as provided in Section 11. For this purpose:

                    (i) The number of shares underlying an Award shall be counted against the Plan maximum ("used") at the time of grant; shares underlying alternative Awards shall be counted only once.

                    (ii) When an Award is payable in cash and the amount of such cash is based on the value of a number of shares of Stock which is determinable at the time of grant, that determinable number of shares shall be deemed to underlie that Award for purposes of the Plan. If the amount of such cash, including any cash provided pursuant to Section 15 below, in effect is calculated by applying a percentage to the Fair Market Value of a certain number of shares of Stock, if such percentage is determinable at the date of grant, and if such determinable percentage in effect exceeds 100%, the Committee shall determine at the time of grant the number of shares which is deemed to underlie such Award.

                    (iii) If the number of shares underlying an Award is not determinable at the time of grant, the Committee shall determine at the time of grant a number of shares which is deemed to underlie such Award; that number may be adjusted after grant as the Committee deems appropriate.

                    (iv) Shares which underlie Awards that (in whole or part) expire, terminate, are forfeited, or otherwise become non-payable, or which are recaptured by the Company in connection with a Forfeiture event, may be re-used in new grants to the extent of such expiration, termination, Forfeiture, non-payability, or recapture.

              (b) Notwithstanding any other provisions of the Plan, the maximum number of shares underlying Awards that may be granted to any Eligible Individual during any calendar year shall be 50,000, subject to adjustment as provided in Section 11.

              (c) In its discretion, the Company may issue treasury shares or authorized but previously unissued shares.

SECTION 3. ELIGIBILITY.

              Officers and management employees of, and key outside consultants to, the Company and/or its subsidiaries or affiliates shall be eligible to receive Awards under the Plan; provided, however, that ISOs may only be granted to employees of the Company or its subsidiaries. No member of the Committee shall be eligible to receive Awards under the Plan.

SECTION 4. GENERAL PROVISIONS RELATING TO AWARDS.

              (a) Subject to the limitations in the Plan, the Committee may cause the Company to grant Awards to such Eligible Individuals, at such times, of such types, in such amounts, for such periods, becoming exercisable at such times, with such features, with such option prices, purchase prices or base prices, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate. Each Award shall be evidenced by a written Award Agreement between the Company and the Recipient. In granting an Award, the Committee may take into account any factor it deems appropriate and consistent with the purpose of the Plan.

              (b) Except as otherwise provided in the Plan, one or more Awards may be granted separately or as alternatives to each other. If Awards are alternatives to each other:

                    (i) the exercise of all or part of one automatically shall cause an immediate equal and corresponding termination of the other; and

                    (ii) unless the Award Agreement or the Committee expressly permits otherwise, alternative Awards which are transferable may be transferred only as a unit, and alternative Awards which are exercisable must be exercisable by the same person or persons.

              (c) All or any portion of any payment to a Recipient, whether in cash or shares of Stock, may be deferred to a later date if and as provided in the Award Agreement. Deferrals may be for such periods and upon such terms and conditions (including the provision of interest, dividend equivalents, or other return on such amounts) as the Committee may determine. The Committee may structure Award Agreements so that the imposition of income and other taxes on Recipients is deferred in whole or part.

              (d) Award Agreements may contain any provision approved by the Committee relating to the period for exercise or vesting after termination of employment or termination of status as an outside consultant. The determination as to whether a termination has occurred shall be made by the Committee in its sole discretion, provided, however, that, with respect to employees who receive ISOs, the determination as to what constitutes a termination of employment shall be made in a manner consistent with applicable provisions of Sections 421-424 of the Code and the Regulations thereunder.

              (e) Award Agreements may, in the discretion of the Committee, contain a provision permitting a Recipient to designate the person who may exercise or receive an Award upon the Recipient's death, either by will or by appropriate notice to the Company.

              (f) A Recipient shall have none of the rights of a shareholder with respect to shares of Stock covered by his or her Award until shares are issued in his or her name.

              (g) The Committee may provide in Award Agreements, except for ISOs and SARs which are alternatives to ISOs, that Awards are transferable. Transferability may be subject to such conditions and limitations as the Committee deems appropriate. Except to the extent otherwise expressly set forth in the Award Agreement, Awards shall not be transferable other than by will or the laws of descent and distribution, and (if exercise is required) shall be exercisable during the Recipient's lifetime only by the Recipient or his or her guardian or legal representative. This paragraph shall not apply to Restricted Stock after it vests.

SECTION 5. OPTIONS AND SARs.

              (a) Except as provided in Section 11 (b), the option price per share of Options or the base price of SARs shall not be less than Fair Market Value per share of Stock on the Options' or the SARs' grant date, nor less than the par value of a share of Stock, except that SARs which are alternatives to Options but which are granted at a later time may have a base price equal to the option price even though the base price is less than Fair Market Value on the date the SARs are granted.

              (b) The grant of Options and their related Option Agreement must clearly identify the Options as either ISOs or as NQSOs.

              (c) If  Options,  SARs,  and/or  Limited  Rights  are  granted  as alternatives  to each  other:  (i) the  option  prices  and the base  prices (as applicable) shall be equal, (ii) SARs and/or Limited Rights which are alternatives to ISOs may be granted only at the same time the ISOs are granted, and (iii) SARs which are alternatives to Options, and Limited Rights which are alternatives to Options or SARs, shall expire or terminate at the same time as the Options or SARs to which they are alternatives. I

              (d) In the case of SARs, the Award Agreement may specify the form of payment or may provide that the form is to be determined at a later date, and may require the satisfaction of any rules or conditions in connection with receiving payment in any particular form. If the Recipient is a Reporting Person at the time of grant or during the SARs' term and is given an election to receive cash in full or partial settlement of SARs, the Committee shall have sole discretion to approve or disapprove such election at any time after it is made.

SECTION 6. LIMITED RIGHTS.

              (a) The Committee shall have authority to grant limited stock appreciation rights ("Limited Rights") to any Recipient of any Options or SARs granted under the Plan (the "Related Award") with respect to all or some of the shares of Stock which underlie such Related Award. Limited Rights shall not be granted separately, but shall be granted only as alternatives to their Related Award. Limited Rights may be granted either at the time of grant of the Related Award or (except in the case of ISOs) at any time thereafter during its term. Limited Rights shall be exercisable or payable at such times, payable in such amounts, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate.

              (b) The Committee shall place on any Limited Rights granted to a Reporting Person such restrictions as may be required by Rule 16b-3 at the time of grant, and shall amend the Plan accordingly to the extent required by Rule 16b-3. The Committee shall place on any Limited Rights for which the Related Award is ISOs such restrictions as may be required by the Code at the time of grant, and shall amend the Plan accordingly to the extent required by the Code.

SECTION 7. RESTRICTED STOCK.

              (a) "Restricted Stock" means Stock issued to a Recipient which is subject to transfer restrictions prior to vesting and is subject to forfeiture upon the happening of such events or such conditions or upon the failure to satisfy such rules, requirements and conditions as the Committee specifies in the Award Agreement. Stock issued in connection with an Award Agreement is not Restricted Stock unless so designated in the Award Agreement or in a rule or resolution of the Committee. When Restricted Stock vests, it ceases to be Restricted Stock for purposes of the Plan.

              (b) The certificate representing the shares of Restricted Stock issued in the name of the Recipient may be held by the Company and/or may have a legend placed upon it to the effect that the shares represented by it are subject to, and may not be transferred except in accordance with the Plan and the Award Agreement relating to such shares. Dividends relating to shares of Restricted Stock may be paid to the Recipient or held by the Company for the Recipient's benefit, as the Committee may provide in the Award Agreement; if held by the Company, the Committee may require that the Company pay interest or other return to the Recipient on any cash dividends at such rate(s) and time(s) as the Committee provides in the Award Agreement.

              (c) If the Recipient of Restricted Stock is a Reporting Person on the grant date, at least one of the following requirements shall be satisfied:

                    (i) the Award is a stock bonus granted for no consideration (other than services rendered or to be rendered);

                    (ii) the Award is a stock bonus granted for the minimum amount of consideration (other then services) required by applicable corporate law, which amount in no event exceeds 10% of the Fair Market Value of a share of Stock on the payment date, and which amount is paid to the Company within 60 days after the grant date;

                    (iii) the Award consists of Options which are payable in Restricted Stock; or

                    (iv) the Award is an Other Stock Interest which is payable in Restricted Stock and which either is granted in conformity with (i) or (ii) above, or constitutes an option or similar right (including a stock appreciation right) or any other type of derivative security for the purposes of Rule 16b-3.

This paragraph (c) shall apply to a grant only when required by Rule 16b-3 at the time and under the circumstances of the grant.

SECTION 8. OTHER STOCK INTERESTS.

              "Other Stock Interest" means any compensatory arrangement not inconsistent with the Plan which is established by the Committee and which might
(a) involve the issuance of Stock to an Eligible Individual or (b) involve or be treated as involving the acquisition or disposition of an equity security of the Company for purposes of Section 16 of the Act. Other Stock Interests are not limited to any specific form or structure. Without limiting the above, Other Stock Interests may include stock bonuses, deferred stock, variable priced stock options, performance shares, phantom stock, and convertible securities, and may be granted in connection with or apart from other compensation programs or plans or other types of Awards under the Plan. In connection with the grant of Other Stock Interests, the Committee may provide for payment to the Recipient of amounts equal to dividends which would have been paid had Stock actually been issued to the Recipient. In addition, Other Stock Interests may provide for payment of cash or other property in lieu of Stock or other securities of the Company. The Committee shall place on any Other Stock Interest granted to a Reporting Person such restrictions as may be required by Rule 16b-3 at the time of grant, and shall amend the Plan accordingly to the extent required by Rule 16b-3.

SECTION 9. STOCK ISSUANCE, PAYMENT, AND WITHHOLDING.

              (a) If an Award contemplates the payment of a purchase price (including the option price of Options), the Recipient may pay the purchase price in cash, Stock (including shares of previously-owned Stock, or Stock issuable in connection with the Award), or other property, to the extent permitted or required by the Award Agreement or the Committee from time to time. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Committee or its delegate may take any necessary or appropriate steps in order to facilitate the payment of any such purchase price. Without limiting the foregoing, the Committee may allow the Recipient to defer payment of such purchase price, or may cause the Company to loan the purchase price to the Recipient or to guaranty that any shares to be issued will be delivered to a broker or lender in order to allow the Recipient to borrow the purchase price. The Committee may require satisfaction of any rules or conditions in connection with paying the purchase price at any particular time, in any particular form, or with the Company's assistance.

              (b) If shares used to pay any such purchase price are subject to any prior restrictions imposed in connection with any plan of the Company (including the Plan), an equal number of the shares of Stock purchased shall be made subject to such prior restrictions in addition to any further restrictions imposed on such purchased shares by the terms of the Award Agreement or Plan.

              (c) When the obligation arises to collect and pay Required Withholding Taxes, the Recipient shall promptly reimburse the Company or Employer (as required by the Committee or Company) for the amount of such Required Withholding Taxes in cash, unless the Award Agreement or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Recipient's request, the Committee or its delegate may cause the Company or Employer to pay to the appropriate taxing authority Withholding Taxes in excess of Required Withholding Taxes on behalf of a Recipient, which shall be reimbursed by the Recipient. In the Award Agreement or otherwise, the Committee may allow a Recipient to reimburse the Company or Employer for payment of Withholding Taxes with shares of Stock or other property. The Committee may require the satisfaction of any rules or conditions in connection with any non-cash payment of Withholding Taxes. If a Recipient is a Reporting Person at the time of grant or during the Award's term and is given an election to pay any Withholding Taxes with Stock, the Committee shall have sole discretion to approve or disapprove such election at any time after the election is made.

SECTION 10. FORFEITURES.

              (a) The Committee may include in any Award Agreement any provisions relating to forfeitures of Awards that it deems appropriate. Such forfeiture provisions may include, among others, prohibitions on competing with the Company and its subsidiaries and affiliates and other detrimental conduct. Forfeiture provisions for one Award type may differ from those for another type, and also may differ among Awards of the same type. As used in the Plan, a "forfeiture" of an Award includes the recapture of economic benefits derived from an Award, as well as the forfeiture of an Award itself; however, the Committee may define the term more narrowly in specific Award Agreements or contexts.

              (b) Award Agreements may provide for any forfeiture provision to terminate or be waived upon an Acceleration Date. In its discretion, the Committee may provide in any Award Agreement for the termination of any forfeiture provision upon the happening of any specified event, and may terminate or waive any forfeiture provision by action taken after grant.

SECTION 11. ADJUSTMENTS AND ACQUISITIONS.

              In the event of (i) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to shareholders generally other than a normal dividend, the Committee shall make such equitable adjustments to the Plan and to outstanding Awards as it shall deem appropriate in order to prevent the dilution or enlargement of (A) the Awards which may be granted, (B) the shares of Stock which may be issued, (C) the economic value of outstanding Awards or (D) the limitations imposed by
Section 2(b) of the Plan, provided, however, that the Committee shall not make any adjustment which would constitute or result in an increase in the aggregate number of Shares available under the Plan, or the annual limit on the number of Awards which may be granted to an Eligible Individual under Section 2(b) of the Plan, requiring shareholder approval under Section 162(m) of the Code. Any such determination by the Committee shall be conclusive and binding on all concerned.

SECTION 12. ACCELERATION.

              (a) An "Acceleration Date" occurs when any of the following events occur:

                    (i) any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Act) of more than forty percent (40%) of the Company's then outstanding voting securities (measured on the basis of voting power), provided, however, that shares issued or distributed by the Company in connection with the acquisition of another company or business from such Person shall be counted as being outstanding, but otherwise shall be ignored in determining the percentage beneficially owned by such Person;

                    (ii) the  shareholders  of the Company  approve a definitive agreement of merger or consolidation with any other corporation or business entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least forty percent (40%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities;

                    (iii) a change occurs in the composition of the Board of Directors during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

                    (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

For purposes of this paragraph, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (aa) the Company or any of its subsidiaries, (bb) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (cc) an underwriter temporarily holding securities pursuant to an offering of such securities, or (dd) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock.

              (b) If an Acceleration Date occurs while Awards remain outstanding under the Plan, then all Awards shall "vest," which means:

                    (i) all Options and SARs shall become fully exercisable; and

                    (ii) all shares of Restricted Stock shall become nonforfeitable and freely transferable (except for such restrictions as may be imposed by the Securities Act of 1933, as amended, or applicable state securities laws), and all conditions to unrestricted ownership provided in their Award Agreements which have not previously been satisfied shall lapse.

              In the case of Other Stock Interests, the term "vest" shall have that meaning given it by the Committee at the time of grant.

              (c) Except to the extent prohibited by Rule 16b-3 in the case of Reporting Persons, the Committee may accelerate the date on which any Award or Stock or property issued pursuant to an Award shall vest and may remove any restrictions on such Award at any time after grant and for any reason the Committee deems appropriate.

              (d) All Awards, and all shares of Stock or property issued pursuant to an Award, shall automatically vest upon a termination of employment caused by the death, Disability, or (except for Restricted Stock and Other Stock Interests) retirement of the Recipient. The Committee may determine the circumstances under which a Recipient is deemed to have retired.

SECTION 13. ADMINISTRATION.

              (a) The Plan shall be administered by the Compensation Committee of the Board, or another committee appointed by the Board from time-to-time, consisting of two or more persons, each of whom at all times shall be a member of the Board and none of whom shall be an officer or employee of the Company or any of its subsidiaries at the time of service. Committee members shall not be eligible for selection to receive Awards under the Plan.

              (b) During any time when one or more Committee members may not be qualified to serve under Rule 16b-3 or Section 162(m) of the Code, the Committee may form a sub-Committee from among its qualifying members to act, in lieu of the full Committee, with respect to all or any specified category of Awards granted to all or any specified group of Recipients, and may take other actions deemed appropriate and convenient to prevent, control, minimize, or eliminate any adverse effects of such potential disqualification. At the Committee's request or on its own motion, the Board may ratify or approve grants, or any terms of any grants, made by the Committee or a sub-Committee during any time that any member of the Committee may not be qualified to approve such grants or terms under Rule 16b-3.

              (c) A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee. The Committee may meet in person, by telephone or television conference, or in any other manner permitted by applicable law. From time to time the Committee may adopt, amend, and rescind such rules and regulations for carrying out the Plan and implementing Award Agreements, and the Committee may take such action in the administration of the Plan, as it deems proper. The interpretation of any provisions of the Plan by the Committee shall be final and conclusive unless otherwise determined by the Board.

SECTION 14. AMENDMENT, TERMINATION, SHAREHOLDER APPROVAL.

              (a) The Board may amend or terminate the Plan at any time, except that without the approval of the Company's shareholders, no amendment shall (i) increase the maximum number of shares issuable under the Plan, (ii) change the class of persons eligible to be Recipients, (iii) change the annual limit on Awards which may be granted to an Eligible Individual provided in Section 2(b),
(iv) withdraw the authority of the Committee to administer the Plan, or (v) change the provisions of this Section 14(a).

              (b) The Committee may amend the Plan from time to time to the extent necessary to (i) comply with Rule 16b-3 and, to the extent it deems appropriate, (ii) prevent benefits under the Plan from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

              (c) No Awards may be granted under the Plan after April 20, 2009.

              (d) The approval by shareholders described in this Section shall consist of the approving vote of the holders of a majority of the outstanding shares of Stock present (in person or by proxy) at a meeting of the shareholders at which a quorum is present, unless a greater vote is required by the Company's charter or by-laws, by the Board, by the Company's principal stock exchange, or by applicable law (including Rule 16b-3 or Section 162(m) of the Code).

SECTION 15. ADDITIONAL PAYMENTS.

                  The Committee may grant a Recipient the right to receive additional compensation in cash or other property (in addition to any cash or other property payable under the terms of the Award itself) upon the exercise of Options, SARs, or exercisable Other Stock Interests, or the vesting of Restricted Stock or non-exercisable Other Stock Interests, provided that (i) in the case of ISOs such compensation is includible in income under Sections 61 and 83 of the Code at the time of such exercise or vesting and (ii) no such right may be granted in connection with any SARs or Limited Rights which are alternatives to ISOs.

SECTION 16. DEFINITIONS.

              (a)   "Acceleration Date" has the meaning given in Section 12(a).

              (b) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

              (c) "Award" means a grant of NQSOs, SARs, Limited Rights, Restricted Stock or Other Stock Interests.

              (d)   "Award Agreement" means the written agreement referred to in
Section 4(a) between the Company and the Recipient evidencing an Award.

              (e)   "Board" means the Board of Directors of the Company.

              (f) "Code" means the U.S. Internal Revenue Code as in effect from time to time.

              (g)   "Committee"  means the Compensation  Committee  described in
Section 13 hereof.

              (h)   "Company"  means   Environmental   Products  &  Technologies
Corporation and its successors.

              (i) "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

              (j) "Eligible Individual" means a person who is eligible to receive an Award under Section 3 of the Plan.

              (k)   "Employer"  means  the  Company,  the  subsidiary,   or  the
affiliate which employs the Recipient.

              (1) "Fair Market Value" of Stock on a given date means (i) the average of the highest and lowest selling prices per share of Stock reported on the National Association of Securities Dealers and Automated Quotation System ("NASDAQ") or similar quotation service for such date, (ii) if Stock is not listed on the NASDAQ, the average of the highest and lowest selling prices per share of Stock as reported for such date on the principal stock exchange or quotation system in the U.S. on which Stock is listed or quoted (as determined by the Committee), or (iii) if neither of the preceding clauses is applicable, the value per share determined by the Committee in a manner consistent with the Treasury Regulations under Section 2031 of the Internal Revenue Code. If no sale of Stock occurs on such date, but there were sales reported within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after such date shall be used, with the average to be weighted inversely by the respective numbers of trading days between the selling dates and such date. "Fair Market Value" of Restricted Stock is the same as the Fair Market Value of any other Stock.

              (m)   "Forfeiture" has the meaning given in Section 10(a).

              (n) "ISO" or "Incentive Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as an "Incentive Stock Option" and which qualifies as an "incentive stock option" under Section 422 (or any successor provision) of the Code.

              (o)   "Limited Right" has the meaning given in Section 6.

              (p) "NQSO" or "Non-Qualified Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as a "Non-Qualified Stock Option," or which is designated by the Committee as an ISO but which ceases to qualify as an ISO.

              (q)   "Option" means an ISO or NQSO.

              (r) "Option Agreement" means an Award Agreement which evidences a grant of Options.

              (s) "Optionee" means a person to whom Options are granted pursuant to the Plan.

              (t)   "Other Stock Interest" has the meaning given in Section 8.

              (u)   "Plan"   means   Environmental   Products   &   Technologies
Corporation 1999 Stock Incentive Plan, as amended from time to time.

              (v) "Recipient" means an Eligible Individual to whom an Award is granted pursuant to the Plan.

              (w) "Reporting Person," as of a given date, means a Recipient who would be required to report a purchase or sale of Stock occurring on such date to the Securities and Exchange Commission pursuant to Section 16(a) of the Act and the rules and regulations thereunder.

              (x)   "Restricted Stock" has the meaning given in Section 7.

              (y) "Rule 16b-3" means Rule 16b-3 (as amended from time to time) promulgated by the Securities and Exchange Commission under the Act, and any successor thereto.

              (z) "SAR" means a stock appreciation right, which is a right to receive cash, Stock, or other property having a value on the date the SAR is exercised equal to (i) the excess of the Fair Market Value of one share of Stock on the exercise date over (ii) the base price of the SAR. The term "SAR" does not include a Limited Right.

              (aa) "Stock" means shares of the common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 11. The term "Stock" shall include shares of Restricted Stock unless expressly provided otherwise in the Plan or an Award Agreement.

              (bb)  "Vest" has the meaning given in Section 12(b).

              (cc) "Withholding Taxes" means, in connection with an Award, (i) the total amount of Federal and state income taxes, social security taxes, and other taxes which the Employer of the Recipient is required to withhold ("Required Withholding Taxes") plus (ii) any other such taxes which the Employer, in its sole discretion, withholds at the request of the Recipient.

SECTION 17. MISCELLANEOUS.

              (a)   The Plan shall become effective as of April 20, 1999.

              (b) Except as required by law, amounts payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary.

              (c) Nothing contained in the Plan shall prohibit the Company from granting other performance awards to employees and consultants (including Eligible Individuals) under such conditions, and in such form and manner, as it sees fit. The adoption of the Plan does not preclude the adoption of any other bonus or incentive plan for employees or consultants.

              (d) Subject to the provisions of applicable federal law, the Plan shall be administered, construed and in forced according to the laws of the State of Delaware.

              (e) The invalidity of any particular clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan but such remainder shall be and remain valid in all respects as fully as the law will permit.

              (f) Each provision of the Plan and any Option Agreement relating to ISOs shall be construed so that all ISOs shall be "incentive stock options" as defined in Section 422 of the Code or any statutory provision that may replace Section 422, and any provisions thereof which cannot be so construed shall be disregarded. Except as provided in Section 10, no discretion granted or allowed to the Committee under the Plan shall apply to ISOs after their grant except to the extent the related Option Agreement shall so provide. Notwithstanding the foregoing, nothing shall prohibit an amendment to or action regarding outstanding ISOs which would cause them to cease to qualify as ISOs, so long as the Company and the Optionee shall consent to such amendment or action.

              (g) Notwithstanding any other provision in the Plan, the Committee shall not act with respect to any Reporting Person in a manner which would contravene any requirement of Rule 16b-3 as in effect at the time of such action, without the knowing consent of such Reporting Person.

              (h) Nothing in the Plan or any Award Agreement shall confer on any person an expectation to continue in the employ of his or her Employer, or shall interfere in any manner with the absolute right of the Employer to change or terminate such person's employment at any time for any reason or for no reason.

                                                                       Exhibit B

                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

                        1999 INCENTIVE COMPENSATION PLAN

SECTION 1.  ESTABLISHMENT OF THE PLAN.

Environmental Products & Technologies Corporation does hereby adopt the Environmental Products & Technologies Corporation 1999 Incentive Compensation Plan set forth herein for the purpose of attracting, motivating and rewarding key employees of and consultants to the Company with qualified performance-based compensation.

SECTION 2.  BONUS PROGRAMS.

The Committee shall have the authority to establish one or more Programs pursuant to which Bonuses may be paid to one or more Participants.

SECTION 3.  PERFORMANCE.

For each Program, the Committee shall set forth a Performance Period over which performance will be measured to determine whether and in what amounts to pay Bonuses to Participants. Each Program must be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under Section 162(m) of the Code.

SECTION 4.  ELIGIBILITY, PARTICIPATION AND COVERED EMPLOYEES.

Key employees of and consultants to the Company and its Affiliates shall be Eligible Individuals for each Program, the Committee shall designate as Participants in each Program one or more Eligible Individuals. Each Program shall also set forth those individuals the Committee believes may be or become covered employees as that term is defined in Section 162(m) of the Code ("Covered Employees") for the applicable Performance Period.

SECTION 5. PERFORMANCE CRITERIA AND GOALS.

All Bonuses shall be based upon one or more of the following criteria, which may be Company-wide or specific to an affiliate, division, product, geographic area and/or Participant: sales, earnings, earnings per share, return on equity, return on assets, cash flow, market share, stock price, costs and productivity. For each Program and each Participant, the Committee shall designate one or more objective performance goals based upon one or more of the criteria listed above ("Performance Goals"). No Bonus shall be paid to any Covered Employee if the applicable Performance Goal(s) are not satisfied.

SECTION 6.  AMOUNT OF BONUS.

For each Program, the Committee shall designate an objective formula or standard for determining the dollar amount of each Participant's Bonus. In no event shall the total amount of Bonuses paid to any Covered Employee in any year exceed $750,000. Except with respect to Bonuses payable to Covered Employees, and notwithstanding failure to satisfy the applicable Performance Goal(s), the Committee shall have the discretion to increase or reduce the amount of any Participant's Bonus above or below the standard or formula amount to reflect individual performance and/or unanticipated factors; the Committee may only reduce the amount of any Bonuses payable to Covered Employees below the standard or formula amount to reflect individual performance and/or unanticipated factors.

SECTION 7.  PAYMENT OF BONUSES.

After the close of each Performance Period, the Committee shall certify in writing the achievement of the Performance Goal(s) and the amount of any Bonuses payable to Covered Employees under the applicable formula(s) or standard(s); no Bonuses shall be paid to Covered Employees prior to such certification. All or part of the Bonuses payable to Participants who are not Covered Employees may be paid prior to the end of a Performance Period on an estimated basis, subject to adjustment in the discretion of the Committee. No Bonuses shall be paid under this Plan to Covered Employees until the Plan has received shareholder approval as required by Section 162(m) of the Code. Subject to the foregoing, the timing of payment of all Bonuses to both Covered Employees and Participants who are not Covered Employees shall be within the sole discretion of the Committee. The Company shall withhold from any amount payable under the Plan all taxes required to be withheld by any federal, state or local government.

SECTION 8.  ADMINISTRATION BY COMMITTEE.

The Plan shall be administered by a Committee established by the Board. The Committee shall be comprised of at least two outside directors of the Company as that term is defined for purposes of Section 162(m) of the Code. The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.

SECTION 9.  CHANGE IN CONTROL.

         9.1. Change in Control Defined. For purposes of this Plan, a "Change in Control" shall occur if:

                    (a) Any Person becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 of the Exchange Act) of more than forty percent (40%) of the Company's then outstanding voting securities (measured on the basis of voting power);

                    (b) The shareholders of the Company approve a definitive agreement to merge or consolidate the Company with any other corporation, other than an agreement providing for (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least forty percent (40%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities;

                    (c) A change occurs in the composition of the Board during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

                    (d) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

For purposes of this paragraph, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d); however a Person shall not include (w) the Company or any of its subsidiaries,
(x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company stock.

         9.2 Acceleration Upon Change in Control. On the date a Change in Control occurs, notwithstanding anything else to the contrary herein, (i) all Bonuses with respect to a completed Performance Period shall be immediately payable in cash, (ii) with respect to the current Performance Period, such Performance Period shall be deemed to have ended and the applicable Performance Goal(s) and formula(s) or standard(s) shall be appropriately adjusted to reflect the length of such Performance Period in comparison to the originally established Performance Period, and all Bonuses for such Performance Period shall be immediately payable in cash on a pro-rated basis, (iii) the Committee shall not have the discretion provided in Section 6 to reduce the amount of any Participant's Bonus below the amount which would otherwise have been payable to the Participant under the applicable formula or standard and under this Section 9, and (iv) the provisions of this Section 9 may not be amended adversely to any Participant without the written consent of the Participant. If by reason of this
Section 9 an excise or other special tax ("Excise Tax") is imposed on any payment under the Plan (a "Required Payment"), the amount of each Required Payment shall be increased by an amount which, after payment of income taxes, payroll taxes and Excise Tax thereon, will equal such Excise Tax on the Required Payment; provided, however, that the total amount paid to any Covered Employee shall not exceed the maximum set forth in Section 6 unless exceeding such maximum, or a provision allowing Bonuses to exceed such maximum, would not jeopardize qualification of all Bonuses to Covered Employees under the Plan as performance-based compensation under Section 162(m) of the Code.

SECTION 10.  AMENDMENT AND TERMINATION.

The Board reserves the right to amend or terminate the Plan in whole or in part at any time. Unless otherwise prohibited by applicable law, any amendment required to conform to Section 162(m) of the Code may be made by the Committee. No amendment may be made to the class of individuals constituting Eligible
Individuals under Section 4, the performance criteria under Section 5 or the maximum Bonus payable to any Covered Employee under Section 6 without shareholder approval. The Committee may amend the Plan in any way if the Committee determines that such amendment may be made without shareholder approval and without jeopardizing qualification of Bonuses to Covered Employees as performance-based compensation under Section 162(m) of the Code.

SECTION 11.  MISCELLANEOUS.

         11.1 Effective Date. The Plan shall become effective as of April 20, 1999.

         11.2 No Guarantee of Employment or Compensation. The Plan shall not restrict the Company or any Affiliate from discharging an Eligible Individual from employment or any consulting arrangement, restrict any Eligible Individual from resigning from such employment or consulting arrangement, or restrict the Company or any Affiliate from increasing or decreasing the compensation of any Eligible Individual.

         11.3 Claims. Except in the case of a Change of Control, no person shall have any claim to any Bonus. There is no obligation for uniformity of treatment of Eligible Individuals.

         11.4 No Alienation. Except as required by law, amounts payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary.

         11.5 Other Incentive Plans. Nothing contained in the Plan shall prohibit the Company from granting other performance awards to employees and consultants (including Eligible Individuals) under such conditions, and in such form and manner, as it sees fit. The adoption of the Plan does not preclude the adoption of any other bonus or incentive plan for employees or consultants.

         11.6 Governing Law. Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the laws of the State of Delaware.

         11.7 Severability. The invalidity of any particular clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

SECTION 12.  DEFINITIONS.

         12.1 Affiliate. Any entity in which the Company has a substantial direct or indirect equity interest.

         12.2       Board. The Board of Directors of the Company.

         12.3 Bonus. The amount payable to any participant with respect to a program.

         12.4 Change in Control. A Change in Control as that term is defined in Section 9.

         12.5 Code. The Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

         12.6       Committee. The Committee described in Section 8.

         12.7       Company. Environmental Products & Technologies Corporation.

         12.8 Covered Employee. A Covered Employee as that term is defined in Section 4.

         12.9 Eligible Individual. A person who is eligible to participate in the Plan in accordance with Section 4.

         12.10 Exchange Act. The Securities Exchange Act of 1934, as amended, and the regulations and interpretations promulgated thereunder.

         12.11 Participant. An Eligible Individual who is designated as a Participant in a Program pursuant to Section 4.

         12.12      Performance  Goal. A Performance  Goal as defined in Section
5.

         12.13 Performance Period. A fiscal year of the Company or such shorter period as the Committee may designate in accordance with Section 3 with respect to which Bonuses may be paid under a Program.

         12.14 Plan. The Environmental Products & Technologies Corporation 1999 Incentive Compensation Plan, as amended from time to time.

         12.15 Program. A Bonus Program established by the Committee which designates the Participants, the Covered Employees, a Performance Period, Performance Goals, and formulas or standards for determining the amounts of Bonuses payable under the Plan.

                                                                       Exhibit C

               ENVIRONMENTAL PRODUCTS AND TECHNOLOGIES CORPORATION

                1999 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

SECTION 1. ESTABLISHMENT OF THE PLAN.

Environmental Products & Technologies Corporation does hereby adopt the Environmental Products & Technologies Corporation 1999 Non-Employee Director Restricted Stock Plan set forth herein to provide for the Award of Restricted Shares to Directors of the Company for the purpose of aligning the interests of the Directors with those of the shareholders of the Company, thereby promoting the long-term success and growth of the Company.

SECTION 2. SHARES SUBJECT TO PLAN.

              (a) Maximum Number of Shares. The maximum number of Shares which may be issued under the Plan shall be Eighty Thousand (80,000) Shares, subject to adjustment as provided in Section 2(b) below. For this purpose:

                    (i) The number of Shares of Restricted Stock shall be counted against the Plan maximum ("used") at the time of the Award.

                    (ii) Shares of Restricted Stock which are forfeited may be re-used in new Awards to the extent of such forfeiture.

                    (iii) In its discretion, the Company may issue treasury shares of authorized but previously unissued shares.

              (b) Adjustments. In the event of (i) any change in the outstanding Shares by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to shareholders generally other than a normal dividend, the number of Shares that may be issued under the Plan shall automatically be adjusted so that the proportionate interest of the Directors shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes with respect to the Plan.

SECTION 3. ELIGIBILITY.

Each Director who is first elected or appointed as a Director on or after the Effective Date of the Plan shall be eligible to receive Awards of Restricted Stock under the Plan.

SECTION 4. GENERAL PROVISIONS APPLICABLE TO RESTRICTED STOCK.

              (a) Awards. Each individual who is first elected or appointed to the Board as a Director on or after the Effective Date of the Plan may, in the discretion of the Administrator, receive an Award of Restricted Stock upon such election or appointment.

              (b) Restrictions. Shares of Restricted Stock may not be assigned, exchanged, pledged, sold, transferred or otherwise disposed of by a Director, except to the Company, and shall be subject to forfeiture as herein provided until the earliest to occur of the following (each a "Vesting Event"): (1) the fifth anniversary of the date of the award, (2) a Change of Control, as hereinafter defined), or (3) the death or permanent disability of the Director. Any purported transfer in violation of the provisions of this paragraph shall be null and void, and the purported transferee shall obtain no rights with respect to such Restricted Stock. For purposes of this Section 4(b), "Change of Control" shall mean the occurrence of any of the following events:

                    (i) any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Act) of more than forty percent (40%) of the Company's then outstanding voting securities (measured on the basis of voting power), provided, however, that shares issued or distributed by the Company in connection with the acquisition of another company or business from such Person shall be counted as being outstanding, but otherwise shall be ignored in determining the percentage beneficially owned by such Person;

                    (ii) the  shareholders  of the Company  approve a definitive agreement of merger or consolidation with any other corporation or business entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least forty percent (40%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities;

                    (iii) a change occurs in the composition of the Board of Directors during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

                    (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

                  For purposes of this paragraph, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (aa) the Company or any of its subsidiaries, (bb) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (cc) an underwriter temporarily holding securities pursuant to an offering of such securities, or (dd) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock.

              (c) Forfeitures. All Shares of Restricted Stock shall be forfeited by a Director who is terminated before a Vesting Event; provided, however, that if service is terminated by the Company without cause before the fifth anniversary of the date of an Award, then that number of Shares of Restricted Stock which bears the same ratio to the total number of Shares of Restricted Stock as the number of full months from the date of the award to the date of termination of such service bears to sixty (60) shall become freely transferable and nonforfeitable, and the balance of the Shares of Restricted Stock shall be forfeited to the Company.

              (d) Issuance of Certificates. The certificate representing the Shares of Restricted Stock issued in the name of the Director may be held by the Company and/or may have a legend placed upon it to the effect that the Shares represented by it are subject to, and may not be transferred except in accordance with the Plan. Any dividends relating to Shares of Restricted Stock shall be paid to the Director.

              (e) to the extent the Company is required to withhold Federal, state or local taxes in connection with the Award or vesting of Restricted Stock or the payment of dividends with respect thereto, it shall be a condition to the receipt of any shares of Restricted Stock or dividends with respect thereto that the Director make arrangements satisfactory to the Company for the payment of the balance of such taxes required to be withheld, which arrangements may include relinquishment of some or all of the Restricted Stock or dividends.

SECTION 5. ADMINISTRATION, AMENDMENT AND TERMINATION.

              (a) Administration by Administrator. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ, appoint or delegate to an agent or agents (who may be an officer or officers of the Company) and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. The Administrator shall not be eligible to receive Awards of Restricted Stock. All decisions and determinations by the Administrator shall be final and binding on all parties. The Administrator shall not be liable for any such action taken or determination made in good faith. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

              (b) Amendment and Termination. The Board may alter or amend this Plan from time to time or may terminate the Plan in its entirety; provided, however, that no such action shall, without the consent of a Director, affect the rights in any Award made to such Director; and further provided, that, without further approval by the shareholders of the Company, no such action shall increase the total number of Shares available for issuance under the Plan or cause any change in the application of Rule 16b-3 to this Plan.

SECTION 6. MISCELLANEOUS.

              (a) Rule 16b-3. This Plan is intended to comply with Rule 16b-3 as in effect on the effective date hereof. The Board may make such other changes in the terms or operation of the Plan as may then be necessary or appropriate to comply with such Rule. Notwithstanding any other provision in the Plan, the Administrator shall not act in a manner which would contravene any requirement of Rule 16b-3 as in effect at the time of such action, without the knowing consent of any Director affected thereby.

              (b) Effective Date. The Plan shall become effective as of April 20, 1999.

              (c) No Alienation. Except as required by law, amounts payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary.

              (d) Applicable Law. Subject to the provisions of applicable federal law, the Plan shall be administered, construed and in forced according to the laws of the State of Delaware.

              (e) Severability. The invalidity of any particular clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan but such remainder shall be and remain valid in all respects as fully as the law will permit.

              (f) No Guarantee of Position. Nothing in the Plan or any award of Restricted Stock shall confer on any person an expectation to continue his or her position as a Director, or shall interfere in any manner with the absolute right of the Company to change or terminate such person's position at any time for any reason or for no reason.

SECTION 7. DEFINITIONS.

       (a)    Administrator. The Chairman of the Board of Directors.

       (b)    Award. A grant of Restricted Stock.

       (c)    Board. The Board of Directors of the Company.

       (d)    Code. The Internal Revenue Code of 1986, as amended.

       (e)    Company. Environmental Products & Technologies Corporation.

       (f) Director. An individual duly elected or chosen as a Director of the Company who is not also an employee of the Company or any of its subsidiaries.

       (g) Plan. The Environmental Products & Technologies Corporation 1999 Non-Employee Director Restricted Stock Plan.

       (h) Restricted Stock. Shares of Company stock awarded to a Director pursuant to Section 4 as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 4 have expired.

       (i) Rule 16b-3. Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any successor rule to the same effect), as in effect from time to time.

       (j) Shares. The Company's fully paid, non-assessable common stock, par value $0.01 per share.